SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   Form 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2006

                           American Bank Incorporated
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                   000-31246                 01-0593266
-----------------------------     ---------------------     -------------------
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
      of incorporation)                                     Identification No.)


4029 West Tilghman Street, Allentown, Pennsylvania                   18104
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (610) 366-1800
                                                     --------------


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Change in Registrant's Certifying Accountant
              --------------------------------------------

     The Registrant previously filed a Current Report on Form 8-K to report under this Item 4.01 that on May 1, 2006, Beard Miller Company LLP, the
Registrant's independent registered public accounting firm, informed the Registrant's Audit Committee that Beard Miller Company LLP will cease rendering audit services to the Registrant, effective upon the Registrant's filing of its Quarterly Report on Form 10-QSB for the quarter ending March 31, 2006.

     This amended Current Report on Form 8-K is being filed to state that for purposes of Item 3.04(a)(1)(i) of Regulation S-B, Beard Miller Company LLP has "resigned."

     The Registrant requested that Beard Miller Company LLP furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not Beard Miller Company LLP agreed with the above statements. A copy of Beard Miller Company LLP's letter to the SEC dated May 15, 2006 is filed as an Exhibit to this Form 8-K.



         Exhibit No.           Description
         -----------           -----------

         16                    Letter regarding change in certifying accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        AMERICAN BANK INCORPORATED



DATE:  May 15, 2006                 By: /s/ Mark W. Jaindl
                                        --------------------------------------
                                        Mark W. Jaindl
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

     The following exhibits are filed as part of this report:

         Exhibit No.           Description
         -----------           -----------

         16                    Letter regarding change in certifying accountant